Schedule 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☐ Definitive Proxy Statement
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Ionatron, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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IONATRON, INC.
3716 EAST COLUMBIA STREET, SUITE 120
TUCSON, ARIZONA 85714

May , 2006

Dear Fellow Stockholders:

An Annual Meeting of Stockholders will be held on Wednesday, June 21, 2006 at 10:00 A.M., at the offices of Blank Rome LLP, 405 Lexington Avenue - 24th Floor, New York, New York 10174.

The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 2 Broadway, New York, New York 10004.

The Annual Meeting will be held solely to tabulate the votes cast and report on the results of the voting on those matters listed in the accompanying proxy statement. No presentations or other business matters are planned for the meeting.

Your vote is very important, and we will appreciate a prompt return of your signed proxy card.

Cordially,

David Hurley
Chairman of the Board

IONATRON, INC.
3716 EAST COLUMBIA STREET, SUITE 120
TUCSON, ARIZONA 85714

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 21, 2006

To the Stockholders of Ionatron, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Ionatron, Inc. (the “Company”) will be held on Wednesday, June 21, 2006 at 10:00 A.M. local time at the offices of Blank Rome LLP, 405 Lexington Avenue - 24th Floor, New York, New York 10174 for the following purposes:

(i)  To elect two Class II directors to hold office until the 2009 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

(ii)  To consider and vote upon a proposed amendment to the Company’s Certificate of Incorporation increase the number of shares of the Company’s authorized Preferred Stock from 1,000,000 shares to 2,000,000 shares; and

(iii)  To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only stockholders of record on the books of the Company at the close of business on May 15, 2006 will be entitled to notice of and to vote at the meeting or any adjournments thereof.

A copy of the Company’s Annual Report for the year ended December 31, 2005, which contains financial statements, accompanies this Notice and the attached Proxy Statement.

May , 2006	By order of the Board of Directors David Hurley Chairman of the Board

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

PROXY STATEMENT

IONATRON, INC.

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 21, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ionatron, Inc. (“Ionatron” or the “Company”) for use at the Annual Meeting of Stockholders to be held on Wednesday, June 21, 2006 (the “Annual Meeting”), including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

Management intends to mail this proxy statement, the accompanying form of proxy and annual report to stockholders on or about May , 2006.

Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

The address and telephone number of the principal executive offices of the Company are:

3716 East Columbia Street, Suite 120
Tucson, Arizona 85714
Telephone: (520) 628-7415

OUTSTANDING STOCK AND VOTING RIGHTS

Only stockholders of record at the close of business on May 15, 2006 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding [  ] shares of the Company’s Common Stock, $.001 par value per share (the “Common Stock”), the Company’s only class of voting securities, and [         ] shares of the Company’s Series A Redeemable Convertible Preferred Stock (the “Series A Preferred Stock”). Each share of Common Stock entitles the holder thereof to cast one vote on each matter submitted to a vote at the Annual Meeting. The holders of shares of Series A Preferred Stock do not have any vote rights, except as required by law, and, accordingly, are not entitled to vote on the election of directors or the proposed amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Preferred Stock.

VOTING PROCEDURES

At the Annual Meeting, the two nominees for election as Class II directors who receive the highest number of affirmative votes of shares of person or by proxy will be elected, provided a quorum is present. All other matters to come before the Annual Meeting will be decided by the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote on the matter presented in person or by proxy, provided a quorum is present. A quorum is present if at least a majority of the shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting. It is currently anticipated that votes will be counted and certified by an Inspector of Election who is currently expected to be either an employee of the Company or its transfer agent. In accordance with Delaware law, abstentions and “broker non-votes” (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote “against” a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Because of the requirement for an absolute majority of the outstanding Common Stock to approve the proposed amendment to the Certificate of Incorporation, broker non-votes will have the same effect as a vote “against” the proposed amendment. Broker non-votes will, however, have no legal effect on the vote on the election of directors or on any other particular matter which requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting.

The officers of the Company who, in the aggregate own approximately [ ]% of the outstanding common stock of the Company on the Record Date, have indicated their intent to vote in favor of the nominees for director nominated by the Company and to amend the Certificate of Incorporation to increase the number of authorized shares of Preferred Stock.

The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. Arrangements will be made with brokerage houses, banks and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and the Company expects to reimburse such persons for their reasonable out-of-pocket expenses. Proxies may also be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.

ELECTION OF DIRECTORS

The Company’s By-Laws provide that the Board of Directors of the Company is divided into three classes (Class I, Class II and Class III). At each Annual Meeting of Stockholders, directors constituting one class are elected for a three-year term. At this year’s Annual Meeting of Stockholders, two (2) Class II directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2009. It is the intention of the Board of Directors to nominate Thomas C. Dearmin and George P. Farley as Class II directors. Each director will be elected to serve until a successor is elected and qualified or until the director’s earlier resignation or removal.

At this year’s Annual Meeting of Stockholders, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event either or both of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors that he will be available to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

The following information is with respect to the nominees for election at this Annual Meeting of Stockholders:

CLASS II DIRECTORS
(To be Elected)
(New Term Expires in 2009)

Thomas C. Dearmin has been President, Chief Executive Officer and Director of Ionatron since its inception in 2002 and was Chief Financial Officer of Ionatron from its inception until March 2006. From 1999 to 2002, Mr. Dearmin also was the President and Chief Executive Officer of Lasertel Inc., a company Mr. Dearmin started and had operational in 9 months, manufacturing high power semiconductor lasers. From 1992 to 1998, Mr. Dearmin was one of the co-founders and Vice President of Opto Power Corporation, one of the first high power semiconductor laser manufacturers to commercialize high power laser diodes. Opto Power also designed and built semiconductor laser prototypes for U.S. Military applications. Opto Power became the largest supplier of high power fiber coupled laser diodes in the world, which created new applications in the defense, medical, industrial and graphic arts areas. Opto Power Corporation became a wholly owned division of Spectra Physics Lasers which went public in 1998. Prior to 1992, Mr. Dearmin was part of the original high power semiconductor group at Ensign Bickford Aerospace and was head of Business Development for that group. Mr. Dearmin worked on new novel military applications of lasers and laser systems, as well as the first successful diode laser for on press digital imaging in graphic arts. Prior to 1986, Mr. Dearmin worked in various capacities in the Gallium Arsenide semiconductor area, which involved metal organic chemical vapor deposition and molecular beam epitaxy processes of various structures for digital electronic devices, as well as photonic devices, such as night vision photocathodes for military operations and high power lasers. Mr. Dearmin holds patents in the area of semiconductor laser fabrication as well as high power laser diode applications.

George P. Farley, a certified public accountant, has been a member of the Board of Directors and Audit Committee Chairman of Ionatron since March 2004. Mr. Farley has been providing financial consulting services for the past five years. Mr. Farley serves as a Director and a member of the Audit Committee of iCad, Inc. He has also served as a Director and member of the Audit Committee of Preserver Insurance Company, Inc. and Acorn Holdings Corp and as a Director for Olympia Leather Company, Inc. From November 1997 to August 1999, Mr. Farley was a Chief Financial Officer of Talk.com, Inc., which provides telecommunication services. Mr. Farley was also a director of Talk.com, Inc. Mr. Farley joined BDO Seidman, LLP in 1962 and was a partner at BDO Seidman, LLP from 1972 to 1995 with extensive experience in accounting, auditing and SEC matters.

The following information is with respect to incumbent directors in Class I and Class III of the Board of Directors who are not nominees for election at this Annual Meeting of Stockholders:

CLASS I DIRECTORS
(Term Expires in 2008)

James A. McDivitt has served as a member of Board of Directors of Ionatron since February 2006. Mr. McDivitt currently serves as a director of Silicon Graphics Inc., a publicly traded company. From 1981 until his retirement in 1995, Mr. McDivitt was employed at Rockwell International Corporation, most recently as its Senior Vice President, Government Operations and International. Mr. McDivitt joined Pullman Inc. in 1975 as its Executive Vice President and, in October 1975 he became President of its Pullman Standard Division, The Railcar Division, and later had additional responsibility for the leasing, engineering and construction areas of the company. From 1972 through 1975, he was Executive Vice President Corporate Affairs for Consumers Power Company. Mr. McDivitt joined the United States Air Force in 1951 and retired with the rank of Brigadier General in 1972. During his service with the U.S. Air Force, Mr. McDivitt was selected as an astronaut in 1962 and was Command Pilot for Gemini IV and Commander of Apollo 9 and Apollo Spacecraft Program Manager from 1969 to 1972, including Apollo 12 through 16 missions. Mr. McDivitt holds a B.S. degree in Aeronautical Engineering from the University of Michigan.

CLASS III DIRECTORS
(Term Expires in 2007)

James K. Harlan has been a member of the Board of Directors of Ionatron since March 2004. Mr. Harlan is Executive Vice President and Chief Financial Officer of HNG Storage, LP, a natural gas storage development and operations business that he helped found in 1992. From 1991 to 1997, Mr. Harlan served as Group Development Manager for the Pacific Resources Group which was engaged with various manufacturing and distribution businesses and joint ventures in Asia, Australia, and North America. He also served as operations research and planning analyst for the White House Office of Energy Policy and Planning from 1977 to 1978, the Department of Energy from 1978 to 1981, and U.S. Synthetic Fuels Corporation from 1981 to 1984. He has a PhD in Public Policy with an operations research dissertation from Harvard University and a BS in Chemical Engineering from Washington University in St. Louis. Mr. Harlan is a member of the Board of Directors of iCAD where he Chairs the Audit Committee.

David C. Hurley has been a member of the Board of Directors of Ionatron since March 2004 and Lead Independent Director and Chairman of the Compensation Committee and Nominating and Corporate Governance Committee since March 2006.  Mr. Hurley was appointed Vice Chairman of PrivatAir of Geneva, Switzerland on February 1, 2003, relinquishing the role of Chief Executive Officer, a position he held following the acquisition of Flight Services Group (“FSG”) by PrivatAir in 2000.  PrivatAir has major business aviation operations in over fifteen bases in the U.S. and aircraft service operations at Le Bourget, Paris, France; Dusseldorf, Munich and Hamburg Germany; and Geneva, Switzerland.  Mr. Hurley founded FSG in 1984.  FSG is one of the world’s largest providers of corporate aircraft management, executive charter and aircraft sales and acquisitions in the U.S.  Mr. Hurley has over 30 years experience in marketing and sales in the aerospace and telecommunications industries.  Before founding FSG, he served as the Senior Vice President of Domestic and International Sales for Canadair Challenger.  He also served as Regional Manager of the Cessna Aircraft Company and as Director of Marketing, Government and Military Products Division, for the Harris Intertype Corporation. Mr. Hurley serves on the Boards of the Smithsonian Institution’s National Air and Space Museum, Washington, D.C.; BE Aerospace, Inc., a public company, Wellington, FL; Hexcel Corp., a public company listed on the New York Stock Exchange, Stamford, CT; Genesee & Wyoming, Inc., a public company listed on the New York Stock Exchange, Greenwich, CT; The Corporate Angel Network, White Plains, N.Y., the Wings Club, New York City, and Aerosat, Inc., Manchester, NH. He is an alumnus of Hartwick College and served three years in the Special Services Branch of the US Army, receiving an honorable discharge.

Executive Officers

The following is information with respect to the Company’s officers who are not directors or nominees for director:

Joseph C. Hayden has been the Executive Vice President - Programs for Ionatron since December 2004. Prior to that, Mr. Hayden was the Executive Vice President of Business Operations from 2003 to 2004. Mr. Hayden has over 25 years experience in managing large engineering projects and high technology research and development. Mr. Hayden is responsible for Contract Bid and Proposals, administration of existing contracts, and Program Management for Ionatron. Prior to the founding of Ionatron, Mr. Hayden worked at Raytheon, Inc. (“Raytheon”) and also at two other start-up companies. A graduate of the U.S. Naval Academy, Mr. Hayden was a U.S. Navy Surface Warfare Officer and Nuclear Engineer before leaving the service to work in industry.

Stephen W. McCahon has been the Executive Vice President - Engineering for Ionatron since 2003. Dr. McCahon has an extensive background in optical physics, solid-state physics, ultra-short pulse lasers and non-linear optics, and a broad background in Electrical Engineering (BSEE, MSEE, PH.D. EE/Physics). Dr. McCahon has more than 40 scientific publications and holds 10 issued patents with 3 pending. Dr. McCahon’s most recent position, from 1986 to 2003, had been Chief Engineer of Raytheon’s Directed Energy Weapon Product Line. Previously, he had been a Member of the Research Staff at Hughes Research Laboratories in Malibu, CA (Currently known as HRL Laboratories).

Kenneth M. Wallace has been the Chief Financial Officer of Ionatron since March 2006. From October 2005 through March 2006, Mr. Wallace was Chief Financial Officer of Crosswalk, Inc. early-stage software and grid storage Development Company. From July 2004 through May 2005, Mr. Wallace was Senior Vice President and Chief Operating Officer of a building products manufacturer based in Chandler, Arizona. From 2000 through 2004, Mr. Wallace was Chief Financial Officer and a Director of Moxtek, a scientific instrumentation company specializing in X-Ray optics and nano-structured polarization technologies. From 1996 to 2000, Mr. Wallace was Chief Financial Officer of LAB-Interlink, a high-tech laboratory automation company specializing in the remote handling of clinical laboratory specimens.

Bernie Walik has been Executive Vice President of Operations since March 2005 for Ionatron and was, Vice President Operations from May 2004 until March 2005. Mr. Walik has over 25 years of laser/optics experience in both established and start-up companies. Prior to joining Ionatron, from March 2000 through May 2004, Mr. Walik was COO of Lasertel Inc., a manufacturer of high-power multi mode diode lasers. He was also Vice President of Manufacturing at Opto Power Corporation. During his tenure, Opto Power became the industry’s first high-volume low cost production facility for high power diode lasers. Mr. Walik has held senior management positions on operations and manufacturing with industry leading companies in the design and manufacture of lasers for industrial, defense, medical and commercial global markets.

Stephen A. McCommon has been the Vice President Finance and Chief Accounting Officer of Ionatron from March 2005 and prior thereto was the Accounting Manager since July 2004. Mr. McCommon has over 26 years experience in financial reporting and internal auditing for publicly held companies with additional experience in accounting systems conversions and regulatory compliance. Prior to his joining Ionatron, from March 2003 to July 2004, Mr. McCommon was an independent accounting consultant for various companies. He was the Controller of Molecular Diagnostics, Inc., a multi-national medical technology products company, from February 2002 to March 2003. He was the Corporate Controller of Heartland Technology, Inc. a hardware technology company from November 1999 to November 2001, and the Controller/General Manager of The Executive Registry, a privately held internet company from October 1998 to October 1999.

Director Independence

The Board has determined that Messrs. Farley, Harlan, Hurley and McDivitt meet the director independence requirements of the Marketplace Rules of the Association of Securities Dealers, Inc. applicable to NASDAQ listed companies. The Board of Directors has designated David Hurley as its Lead Independent Director.

Committees of the Board of Directors:

Audit Committee. The Audit Committee of the Board of Directors is comprised of Messrs. Farley, Harlan and Hurley. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the scope and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of internal accounting controls. Mr. Farley has been designated the audit committee financial expert serving on the Company’s audit committee.

Compensation Committee. The Compensation Committee of the Board of Directors is comprised of Messrs. Hurley and Harlan. The Compensation Committee is responsible for establishing and maintaining executive compensation practices designed to enhance Company profitability and enhance long-term shareholder value.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of Messrs. Harlan and McDivitt. The Nominating and Corporate Governance Committee is responsible for establishing and maintaining corporate governance practices designed to aid the long-term success of Ionatron and effectively enhance and protect shareholder value.

Board Meetings

The Board of Directors held four meetings during the fiscal year ended December 31, 2005 The Board also took action by unanimous written consent in lieu of meetings.

The Audit Committee of the Board of Directors held four meetings during the fiscal year ended December 31, 2005.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that applies to its employees, including its senior management, including its principal executive officer, principal financial officer and principal accounting officers and persons performing similar functions. Ionatron’s Code of Business Conduct and Ethics covers all areas of professional conduct including, but not limited to, conflicts of interest, disclosure obligations, insider trading, confidential information, as well as compliance with all laws, rules and regulations applicable to Ionatron’s business.  Copies of the Code of Ethics and Business Conduct can be obtained, without charge, upon written request, addressed to: Corporate Secretary, Ionatron, Inc., 3716 East Columbia Street, Suite 120, Tucson, Arizona 85714.

Communications with the Board

The Board of Directors has established a process for stockholders to send communications to the Board of Directors. Stockholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of Ionatron, Inc., c/o Corporate Secretary, 3716 East Columbia Street, Suite 120, Tucson, Arizona 85714. Stockholders should identify their communication as being from a stockholder of the Company. The Corporate Secretary may require reasonable evidence that the communication or other submission is made by a stockholder of the Company before transmitting the communication to the Board of Directors.

Consideration of Director Nominees

Stockholders of the Company wishing to recommend director candidates to the Board of Directors must submit their recommendations in writing to the Board of Directors, c/o Corporate Secretary, 3716 East Columbia Street, Suite 120, Tucson, Arizona 85714.

The Nominating and Corporate Governance Committee is responsible for recommending to the Board all director nominees for consideration and follow the process set forth below. The Nominating and Corporate Governance Committee, comprised of Messrs. Hurley and McDivitt, recommended to the Board the director nominations for the 2006 Annual Meeting of Stockholders.

The Nominating and Corporate Governance Committee consider nominees recommended by the Company’s stockholders provided that the recommendation contains sufficient information for the independent directors to assess the suitability of the candidate, including the candidate’s qualifications. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the Committee receive. The recommendations must also state the name of the stockholder who is submitting the recommendation. In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASD Marketplace Rule 4200, or, alternatively, a statement that the recommended candidate would not be so barred. Each nomination is also required to set forth a representation that the stockholder making the nomination is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated; a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the stockholder; such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Directors; and the consent of each nominee to serve as a director of the Company if so elected. A nomination which does not comply with the above requirements or that is not received by the deadline referred to below will not be considered.

The qualities and skills sought in prospective members of the board will be determined by the independent directors. Generally, director candidates must be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for the Company. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the committee in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of the Company’s industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to the Company. Such persons should not have commitments that would conflict with the time commitments of a Director of the Company.

Deadline and Procedures for Submitting Board Nominations

A stockholder wishing to nominate a candidate for election to the Board at the Annual Meeting of Stockholders to be held in 2007 is required to give written notice containing the required information specified above addressed to the Nominating and Corporate Governance Committee, c/o Secretary of the Company, Ionatron, Inc., 3716 East Columbia Street, Suite, 120, Tucson, Arizona 85714 of his or her intention to make such a nomination. The notice of nomination and other required information must be received by the Company’s Secretary no later than [   ], 2006.

With respect to the deadlines discussed above, if the date of the Annual Meeting of Stockholders to be held in 2007 is advanced by more than thirty days or delayed (other than as a result of adjournment) by more than thirty days from the anniversary of the Annual Meeting held in 2006, a stockholder must submit any such proposal to the Company no later than the close of business on the sixtieth day prior to the date of the 2007 Annual Meeting.

Executive Compensation

SUMMARY COMPENSATION TABLE

The following table discloses for the periods presented the compensation for the person who served as the Company’s Chief Executive Officer and for each of the other executive officers (not including the Chief Executive Officer) whose total individual compensation exceeded $100,000 for the fiscal year ended December 31, 2005 (the “Named Executives”).

					Long-Term Compensation
		Annual Compensation			Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Securities Underlying Options
Thomas Dearmin	2005	$200,000	-	-	-
Chief Executive Officer and	2004	200,000	-	-	-
President	2003	200,000	-	-	-

Robert Howard [1]	2005	148,000	-	-	-
Chairman of the Board	2004	69,000	-	-	-
	2003	-	-	-	-

Joseph Hayden	2005	186,000	-	-	-
Executive Vice President –Programs	2004	175,000	-	-	-
	2003	175,000	-	-	-

Stephen William McCahon	2005	184,000	-	-	-
Executive Vice President – Engineering	2004	175,000	-	-	-
	2003	175,000	-	-	-

Bernie Walik	2005	198,000	41,000	-	200,000
Executive Vice President -Operations[2]	2004	143,000	-	-	100,000

None of the Named Executives received any long-term compensation awards during 2003, 2004 or 2005 except as noted in the table above.

_______________

1 Mr. Howard resigned as Chairman of the Board of Ionatron on March 23, 2006. Mr. Howard was compensated at the rate of $150,000 per year. Mr. Howard did not begin receiving any compensation until the third quarter of 2004.
2 Mr. Walik joined the Company in May 2004.

OPTION GRANTS IN LAST FISCAL YEAR

The following table discloses the options granted to each of the Named Executives in 2005.

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Options Term
Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in 2005	Exercise of Base Price ($/Sh)	Expiration Date
					5% ($)	10% ($)
(a)	(b)	( c )	(d)	(e)	(f)	(g)
Thomas Dearmin	-	-	-	-
Robert Howard	-	-	-	-
Joseph Hayden	-	-	-	-
Stephen William McCahon	-	-	-	-
Bernie Walik	200,000	19%	$7.16	1/28/2010	$395,635	$874,250

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

The following table discloses the options that were exercised by the Named Executives in 2005 and the value of the remaining unexercised options at December 31, 2005.

Name (a)	Shares Acquired on Exercise (#) (b)	Value Realized ($) (c)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#) Exercisable / Unexercisable (d)	Value of Unexercised In-The-Money Options at Fiscal Year-End ($) Exercisable / Unexercisable (e)
Thomas Dearmin	-	-	-	-
Robert Howard	-	-	-	-
Joseph Hayden	-	-	-	-
Stephen William McCahon	-	-	-	-
Bernie Walik	41,666	$285,187	125,001 /133,333	$198,507 / $520,331

Director Compensation

None of the Company’s directors received any cash compensation for serving in such capacity during 2005. During 2005, the Company granted stock options to purchase 50,000 shares of common stock at an exercise price of $8.40, the closing price of the common stock on the date of the grant, to each of the independent directors, except for George Farley, Chairman of the Audit Committee, who received stock options to purchase 75,000 shares of common stock at an exercise price of $8.40.

The Company reimburses directors for reasonable travel expenses incurred in connection with their activities on the Company’s behalf, but the Company does not pay directors any fees for Board participation.

Compensation Committee Interlocks and Insider Participation

The Company did not have a compensation committee during 2005. The independent members of the board of directors performed this function during 2005. In March 2006, the Board established a Compensation Committee, which is currently comprised of Messrs. Hurley and Harlan.

Report on Executive Compensation

Except as set forth below, compensation of the Company’s executive officers for the fiscal year ended December 31, 2005 was determined by the Board of Directors. There is no formal compensation policy for the Company’s executive officers.

For 2005, total compensation for executive officers consisted of a combination of salaries, bonuses and stock option awards and was determined by the Board of Directors, based on the recommendation by the majority of “independent directors”, as defined under Nasdaq Marketplace Rule 4200. None of the Company’s executive officers has entered into an employment agreement with the Company. Following are the factors and criteria considered by the independent directors in 2005.

Base Salary. The independent directors reviewed the salaries of executive officers for reasonableness based on job responsibilities and reviewed compensation practices for comparable positions at corporations which compete with the Company in its business or are of comparable size and scope of operations. The independent directors’ recommendations to the Board of Directors were based primarily on informal judgments reasonably believed to be in the best interests of the Company. In determining the base salaries of certain of the Company’s executives, the independent directors consider the Company’s performance and growth plans.

Bonuses. The independent directors recommended bonuses based on the Company’s overall performance, profitability, working capital management and other qualitative and quantitative measurements, including individual performance goals based upon the Company’s budget and financial objectives. In determining the amount of bonuses awarded, the independent directors considered the Company’s revenues and profitability for the applicable period and each executive’s contribution to the success of the Company.

Stock Options and Other Stock-based Awards. Stock option awards and other stock-based awards are intended to attract, retain and motivate personnel by affording them an opportunity to receive additional compensation based upon the performance of the Company’s Common Stock. The size, grant and type of actual awards were determined by the Committee on an individual basis, taking into account the individual’s role in the Company and standard principals of reward, retention and recognition to which option grants are geared. The independent directors’ recommendations as to the size of actual awards to individual executives were subjective, after taking into account the relative responsibilities and contributions of the individual employee.

Independent Directors
David Hurley (Compensation Committee member)
Thomas Dearmin
George Farley
James Harlan (Compensation Committee member)
James McDivitt (joined the Board in February 2006)

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires certain officers and directors of Ionatron, Inc., and any persons who own more than 10% of the common stock outstanding to file forms reporting their initial beneficial ownership of shares and subsequent changes in that ownership with the Securities and Exchange Commission and the NASDAQ National Market. Officers and directors of Ionatron, Inc., and greater than 10% beneficial owners are also required to furnish us with copies of all such Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Form 5 filings were required, the Company believes that during the 2005 fiscal year all section 16(a) filing requirements were met

Performance Graph

The following line graph compares from December 31, 2000 through December 31, 2005, the cumulative total shareholder return on the Company’s Common Stock with the cumulative total return on the stock comprising the Nasdaq Market Value Index and an index of issuers classified under the Search, Detection, Navigation, Guidance, Aeronautical Sys. Standard Industrial Classification (“SIC”). This comparison assumes $100.00 was invested on December 31, 2000 in the Company’s common stock and in each of the foregoing indices and assumes reinvestment of all cash dividends, if any, paid on such securities.

The Company has not paid any dividends and, therefore, the cumulative total return calculation for the Company is based solely upon the fluctuations in the stock price. The Historical stock price is not necessarily indicative of future stock price performance.

Stock Performance Graph

COMPARISON OF CUMULATIVE TOTAL RETURN

Comparative Cumulative Total Return Among the Company, Nasdaq Market
Index and the Nasdaq Industrial Index

	At December 31,
	2000	2001	2002	2003	2004	2005
Ionatron, Inc.	100.00	50.00	48.00	50.00	1133.00	1011.00
SIC Number Index	100.00	110.71	111.29	134.64	178.36	183.23
Nasdaq Market Index	100.00	79.71	55.60	83.60	90.63	92.62

VOTING SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s common stock, based on information provided by the persons named below in publicly available filings, as of May 15, 2006:

•	each of the Company’s directors and executive officers;

•	all directors and executive officers of the Company as a group; and

•	each person who is known by the Company to beneficially own more than 5% percent of the outstanding shares of our Common Stock.

Unless otherwise indicated, the address of each beneficial owner is care of Ionatron, 3716 East Columbia Street, Tucson, Arizona 85714. Unless otherwise indicated, the Company believes that all persons named in the following table have sole voting and investment power with respect to all shares of common stock that they beneficially own.

For purposes of this table, a person is deemed to be the beneficial owner of the securities if that person has the right to acquire such securities within 60 days of May 15, 2006 upon the exercise of options or warrants. In determining the percentage ownership of the persons in the table below, the Company assumed in each case that the person exercised all options and warrants which are currently held by that person and which are exercisable within such 60 day period, but that options and warrants held by all other persons were not exercised, and based the percentage ownership on [           ] shares outstanding on May 15, 2006.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned (1)
Robert Howard	21,091,862	(2)%
Thomas Dearmin	9,056,151
Joseph C. Hayden	6,111,868
Stephen McCahon	6,073,468
S.A.C. Capital Advisors, LLC S.A.C. Capital Management, LLC Steven A. Cohen (3)	5,020,381	(4)
S.A.C. Capital Associates, LLC (5)	4,975,181
George Farley	187,500	(6)	*
Bernie Walik	150,000	(6)	*
James A. McDivitt	150,000	(6)
James Harlan	150,000	(6)	*
David Hurley	100,000	(6)	*
Stephen A. McCommon	37,500	(6)	*
All directors and executive officers as a group (19 persons)	24,516,487%

_____________
* Less than 1%

(1)	Computed based upon the total number of shares of Common Stock and shares of Common Stock underlying options held by that person exercisable within 60 days of May 15, 2006.

(2)
Does not include shares of common stock owned by a family partnership, of which Mr. Howard’s wife is a partner and has an economic interest in 500,000 of the shares held by the partnership. Mr. Howard and his wife do not have any voting or dispositive power over the shares held by the partnership,

(3)
The address of the principal business office of (i) SAC Capital Advisors and Mr. Cohen is 72 Cummings Point Road, Stamford, Connecticut 06902 and (ii) SAC Capital Management is 540 Madison Avenue, New York, New York 10022.

(4)
Represents (i) 4,975,181 shares of common stock beneficially owned directly by S.A.C. Capital Associates, LLC (“SAC Associates”) and (ii) 45,200 shares of common stock beneficially owned directly by S.A.C. MultiQuant Fund, LLC (“SAC MultiQuant”). Pursuant to investment agreements, each of S.A.C. Capital Advisors LLC (“SAC Capital Advisors”) and S.A.C. Capital Management LLC (“SAC Capital Management”) share all investment and voting power with respect to the securities held by SAC Capital Associates and SAC MultiQuant. Mr. Cohen controls each of SAC Capital Advisors and SAC Capital management. By reason of the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, each of SAC Capital Advisors, SAC Capital management and Mr. Cohen may be deemed to own beneficially the shares. Each of SAC Capital Advisors, SAC Capital Management and Mr. Cohen disclaim beneficial ownership of any of the securities covered by this statement.

(5)	The address of the principal business office of SAC Capital Associates is P.O. Box 58, Victoria House, The Valley, Anguilla, British West Indies.

(6)	Includes options exercisable within 60 days of May 15, 2006.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS:

The following table details information regarding the Company’s existing equity compensation plans as of December 31, 2005.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	( c )
Equity compensation plans approved by security holders	2,857,365	$4.67	2,955,600
Equity compensation plans not approved by security holders	624,250	$2.44	-
Total	3,481,615	$4.30	2,955,600

Following is a description of the Company’s stock option plans and stock incentive plan.

In September 1991, the Company adopted a stock option plan (the “1991 Plan”) pursuant to which 700,000 shares of Common Stock have been reserved for issuance upon the exercise of options designated as either (i) options intended to constitute incentive stock options (“ISOs”) under the Internal Revenue Code of 1986, as amended (the “Code”) or (ii) non-qualified options (“NQOs”). ISOs may be granted under the 1991 Plan to the Company’s employees and officers. NQOs may be granted to consultants, directors (whether or not they are employees), and to the Company’s employees or officers.

The purpose of the 1991 Plan is to encourage stock ownership by certain of the Company’s directors, officers and employees and certain other persons instrumental to the Company’s success and give them a greater personal interest in the Company’s success. The 1991 Plan is administered by the Board of Directors. The Board, within the limitations of the 1991 Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the option purchase price per share and the manner of exercise, the time, manner and form of payment upon exercise of an option, and whether restrictions such as repurchase rights in Ionatron Inc. are to be imposed on shares subject to options.

ISOs granted under the 1991 Plan may not be granted at a price less than the fair market value of the common stock on the date of grant (or 110% of fair market value in the case of persons holding 10% or more of the voting stock of Ionatron Inc.). The aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all of the Company’s stock option plans and those of any related corporation) may not exceed $100,000. NQOs granted under the 1991 Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant. Options granted under the 1991 Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to persons holding 10% or more of the Company’s voting stock).

The Company has adopted a Non-Employee Director Stock Option Plan (the “Director Plan”). Only non-employee directors of the Company are eligible to receive grants under the Director Plan. The Director Plan provided that eligible directors automatically receive a grant of options to purchase 5,000 shares of common stock at fair market value upon first becoming a director and, thereafter, an annual grant, in January of each year, of 5,000 options at fair market value. Options to purchase an aggregate of up to 100,000 shares of Common Stock are available for automatic grants under the Director Plan. No additional grants shall be made under the Director Plan.

The Company has adopted a 1995 Stock Option Plan (“1995 Plan”) which provides for grants of options to purchase up to 1,500,000 shares of common stock. The Board of Directors or the Stock Option committee, as the case may be, will have discretion to determine the number of shares subject to each NQO (subject to the number of shares available for grant under the 1995 Plan and other limitations on grant set forth in the 1995 Plan), the exercise price thereof (provided such price is not less than the par value of the underlying shares of Common Stock), the term thereof (but not in excess of 10 years from the date of grant, subject to earlier termination in certain circumstances), and the manner in which the option becomes exercisable (amounts, intervals and other conditions). Directors who are also employed by the Company will be eligible to be granted ISOs or NQOs under such plan. The Board or committee, as the case may be, also has discretion to determine the number of shares subject to each ISO, the exercise price and other terms and conditions thereof, but their discretion as to the exercise price, the term of each ISO and the number of ISOs that may vest in any calendar year is limited by the same Code provisions applicable to ISOs granted under the 1995 Plan.

The Company has adopted a 1997 Stock Option Plan (“1997 Plan”) which provides for grants of options to purchase up to 1,500,000 shares of Common Stock. The Board of Directors or the committee of the 1997 Plan, as the case may be, will have discretion to determine the number of shares subject to each NQO (subject to the number of shares available for grant under the 1997 Plan and other limitations on grant set forth in the 1997 Plan), the exercise price thereof (provided such price is not less than the par value of the underlying shares of Common Stock), the term thereof (but not in excess of 10 years from the date of grant, subject to earlier termination in certain circumstances), and the manner in which the option becomes exercisable (amounts, intervals and other conditions). Directors who are also employees of the Company will be eligible to be granted ISOs or NQOs under such plan. The Board or committee, as the case may be, also has discretion to determine the number of shares subject to each ISO, the exercise price and other terms and conditions thereof, but their discretion as to the exercise price, the term of each ISO and the number of ISOs that may vest in any calendar year is limited by the same Code provisions applicable to ISOs granted under the 1997 Plan.

The Company has also adopted a 1999 Stock Option Plan (“1999 Plan”) which provides for grants of options to purchase up to 900,000 shares of common stock. The Board of Directors or the committee of the 1999 Plan, as the case may be, will have discretion to determine the number of shares subject to each NQO (subject to the number of shares available for grant under the 1999 Plan and other limitations on grant set forth in the 1999 Plan), the exercise price thereof (provided such price is not less than the fair market value of the underlying shares of Common Stock), the term thereof (but not in excess of 10 years from the date of grant, subject to earlier termination in certain circumstances), and the manner in which the option becomes exercisable (amounts, intervals and other conditions). Directors who are also employees of the Company will be eligible to be granted ISOs or NQOs under such plan. The Board or committee, as the case may be, also has discretion to determine the number of shares subject to each ISO, the exercise price and other terms and conditions thereof, but their discretion as to the exercise price, the term of each ISO and the number of ISOs that may vest in any calendar year is limited by the same Code provisions applicable to ISOs granted under the 1999 Plan.

The Company has adopted a 2004 Stock Incentive Plan (“2004 Plan”), which provides for the grant of any or all of the following types of awards: (1) stock options, which may be either incentive stock options or non-qualified stock options, (2) restricted stock, (3) deferred stock and (4) other stock-based awards. A total of 5,000,000 shares of common stock have been reserved for distribution pursuant to the 2004 Plan. As of December 31, 2005 and 2004, approximately 1,074,000 and 651,000 shares, respectively, of common stock issuable upon exercise of options have been granted under the 2004 Plan.

The Company has, from time to time, also granted non-plan options to certain officers, directors, employees and consultants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS:

Robert Howard, a significant stockholder and former Chairman of Ionatron, has provided funds from Ionatron’s inception of under a revolving credit arrangement. The maximum amount borrowed was $5.3 million. After pay down of $500,000 and contribution of $2 million of the revolving credit into equity in the first quarter of 2004, the remainder of $2.8 million was incorporated into a new $3 million revolving credit arrangement with the same terms as the original revolving credit agreement. The maximum amount outstanding under the revolving credit arrangements during 2005 was $2.9 million. Interest under the line of credit was approximately $213,000 for the year ended December 31, 2005. The line of credit was paid in full in November 2005.

The Company leases office, manufacturing and storage space at its Tucson facility at an annual rental of $330,000 under a non-cancelable operating lease agreement from a company that is partially owned by Messrs. Howard, Dearmin, Hayden, McCahon and Walik. The lease expires in November 2012, contains renewal options and an escalation provision in 2007 that increases the Company’s annual rent by $49,500. The Company accounts for the escalation provision by straight-lining the rent expense. The Company is also responsible for certain property related costs, including insurance, utilities and property taxes.

PROPOSAL I

PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 1,000,000 SHARES TO 2,000,000 SHARES

The Board of Directors has adopted a resolution unanimously approving and recommending to the Company’s shareholders for their approval of an amendment to the Certificate of Incorporation of the Company which would increase the number of authorized shares of preferred stock, par value $0.01 per share (“Preferred Stock”) from 1,000,000 shares to 2,000,000 shares. Of the 1,000,000 shares of Preferred Stock authorized for issuance, 950,000 shares are designated as 6.5% Series A Redeemable Convertible Preferred Stock and 20,100 shares are designated as Series A Junior Participating Preferred Stock. As a result, there are only 29,900 shares of Preferred authorized but undesignated.

Management believes that the availability of additional Preferred Stock may prove useful in connection with financing the capital needs of the Company, possible future acquisitions and mergers, employee incentive or compensation plans, or other purposes. The authorization will enable the Company to act promptly if appropriate circumstances arise which require the issuance of such shares. The Company has historically financed its working capital requirements through cash flow from operations, the issuance of debt and equity securities loans from officers and option exercises. The Company does not currently have any plans to designate or issue any additional services or shares of Preferred Stock.

The proposed amendment would authorize the Board of Directors to provide for the issuance, from time to time, of additional shares of Preferred Stock in one or more series and to fix the terms of each series. Each series of Preferred Stock could, as determined by the Board of Directors at the time of issuance, rank, in respect of dividends and liquidation, senior to the Common Stock.

In establishing the terms of a series of Preferred Stock, the Board of Directors would be authorized to set, among other things, the number of shares, the dividend rate and preferences, the cumulative or non-cumulative nature of dividends, the redemption provisions, the sinking fund provisions, the conversion rights, the amounts payable, and preferences, in the event of the voluntary or involuntary liquidation of the Company, and the voting rights in addition to those required by law. Such terms could include provisions prohibiting the payment of Common Stock dividends or purchases by the Company of Common Stock in the event dividends or sinking fund payments on the Preferred Stock were in arrears. In the event of liquidation, the holders of Preferred Stock of each series might be entitled to receive an amount specified for such series by the Board of Directors before any payment could be made to the holders of Common Stock.

The authorization of new shares of Preferred Stock will not, by itself, have any effect on the rights of the holders of shares of Common Stock. Nonetheless, the issuance of one or more series of Preferred Stock could affect the holders of shares of the Common Stock in a number of respects, including the following: (a) if voting rights are granted to any newly issued series of Preferred Stock, the voting power of the Common Stock will be diluted, (b) the issuance of Preferred Stock may result in a dilution of earnings per share of the Common Stock, (c) dividends payable on any newly issued series of Preferred Stock will reduce the amount of funds available for payment of dividends on the Common Stock, (d) future amendments to the Certificate of Incorporation affecting the Preferred Stock may require approval by the separate vote of the holders of the Preferred Stock or in some cases the holders of shares of one or more series of Preferred Stock (in addition to the approval of the holders of shares of the Common Stock) before action can be taken by the Company, and (e) make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy consent or otherwise.

The Board of Directors has unanimously determined that the proposed amendment to the Company’s Certificate of Incorporation is in the best interest of the Company and its shareholders. The Board of Directors therefore recommends a vote FOR adoption of the proposed amendment to increase the number of authorized shares of Preferred Stock from 1,000,000 shares to 2,000,000 shares. The affirmative vote of the holders of at least a majority of the issued and outstanding shares of the Company’s Common Stock entitled to vote at the Special Meeting is required to approve the amendment to the Certificate of Incorporation.

Recommendation

The Board of Directors unanimously recommends that shareholders vote “FOR” this proposal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Fees Paid to Independent Registered Public Accountants

The following is a summary of the fees billed to the Company by BDO Seidman, LLP for professional services rendered for the years ended December 31, 2004 and 2005:

	2004	2005
Audit Fees	$554,000	$611,000
Audit-Related
Fees	95,000	9,000
Tax Fees	14,000	9,000
	$663,000	$629,000

On March 18, 2004, U.S. Home & Garden (“USHG”) merged into Ionatron, Inc. Prior to the Merger, BDO Seidman, LLP was the independent registered public accountants for both USHG and Ionatron. The fees billed to USHG were zero for 2004. Fees for audit services include fees associated with the annual audit of the Company and its subsidiaries, the review of the Company’s quarterly reports on Form 10-Q and the internal control evaluation under Section 404 of the Sarbanes-Oxley Act of 2002. Audit-related fees principally include the audit of the historical financial statements of North Star in 2004 and review of private placement for 2005. Tax fees include tax compliance, tax advice and tax planning related to federal and state tax matters.

Pre-approval Policies and Procedures

Consistent with the Securities and Exchange Commission requirements regarding auditor independence, the Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the Company’s principal accountant. Under the policy, the Audit Committee must approve non-audit services prior to the commencement of the specified service. The Company’s principal accountants have verified, and will verify annually, to the Audit Committee that they have not performed, and will not perform any prohibited non-audit service.

Audit Committee Report

In early 2005, the Audit Committee met with management and representatives of BDO Seidman, LLP to review plans and preparations for the review and the procedures and timing of the review of the Company’s quarterly financial statements. During the fourth quarter of 2005 the Audit Committee met with representatives of BDO Seidman, LLP to review and discuss timing and plans for the audit of the Company’s financial statements for the year ended December 31, 2005 and to discuss the accounting treatment of certain financial items. Following completion of the audit of the Company’s financial statements, the Audit Committee met with representatives of BDO Seidman, LLP and with the Company’s management to review the audit findings. The Audit Committee also conducted discussions with the Company’s independent registered public accountants, BDO Seidman, LLP, regarding the matters required by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, “Independence Discussion with Audit Committees,” the Audit Committee has discussed with and received the required written disclosures and confirming letter from BDO Seidman, LLP and with the Company’s management regarding its independence and has discussed with BDO Seidman, LLP its independence. The Audit Committee also met with management responsible for maintaining and reporting on the Company’s internal controls and reviewed and discussed the findings in Management’s Report on Internal Controls included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

Audit Committee of the Board of Directors:
George Farley (Chairman)
James Harlan
David Hurley

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholders who wish to present proposals appropriate for consideration at the Company’s Annual Meeting of Stockholders for its fiscal year ending December 31, 2006 to be held in the year 2007 must submit the proposal in proper form to the Secretary of the Company at its address set forth on the first page of this Proxy Statement (or such other address as then constitutes its executive offices) not later than [             ], 2007 in order for the proposition to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such annual meeting. Such proposals must be presented in a manner consistent with the Company’s By-Laws and applicable laws. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company at 3716 East Columbia Street, Suite 120, Tucson, Arizona 85714.

If a stockholder submits a proposal after the [           ], 2007 deadline but still wishes to present the proposal at the Company’s Annual Meeting of Stockholders (but not in the Company’s proxy statement) for the fiscal year ending December 31, 2006, the proposal, which must be presented in a manner consistent with the Company’s By-Laws and applicable law, must be submitted to the Secretary of the Company in proper form at the address set forth above no later than [          ], 2007.

The Company did not receive notice of any proposed matter to be submitted by stockholders for a vote at this Annual Meeting and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by the Company’s Board of Directors and received in respect of this Annual Meeting will be voted in the discretion of the Company’s management on such other matter which may properly come before the Annual Meeting. Moreover, if the Company does not receive notice by [          ], 2007 of a proposed matter to be submitted by a stockholder for stockholders vote at the Annual Meeting of Stockholders for the fiscal year ending December 31, 2006, then, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by the Company’s Board of Directors in respect of such Annual Meeting may be voted at the discretion of such persons on such matter if it shall properly come before such Annual Meeting.

With respect to the deadlines discussed above, if the date of the Annual Meeting to be held in 2007 is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the Annual Meeting held in 2006, a shareholder must submit any such proposal to the Company no later than the close of business on the 60th day prior to the date of the 2007 Annual Meeting.

OTHER INFORMATION

A COPY OF THE COMPANY’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2005 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON MAY 15, 2006.

The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

By order of the Board of Directors,

David Hurley Chairman of the Board
May , 2005

IONATRON, INC.
3716 East Columbia Street, Suite 120
Tucson, Arizona 85714

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 21, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas Dearmin and Stephen McCommon, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Ionatron, Inc. on Wednesday, June 21, 2006, at the offices of Blank Rome LLP, 405 Lexington Avenue - 24th Floor, New York, New York 10174, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1. ELECTION OF CLASS II DIRECTORS:

☐ FOR all nominees listed below	☐ WITHHOLD AUTHORITY
(except as marked to the contrary below).	to vote for all nominees listed below.

Thomas C. Dearmin and George P. Farley

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below.)

2.	PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK FROM 1,000,000 SHARES TO 2,000,000 SHARES.

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(continued and to be signed on reverse side)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

DATED: _____________________, 2006

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature if held jointly

Please mark, sign, date and return this proxy card promptly using the enclosed envelope.